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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                  ---------------------------------------------

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 23, 2002



                                   MIDAS, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


           01-13409                                       36-4180556
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(Commission File Number)                       (IRS Employer Identification No.)


1300 Arlington Heights Road,   Itasca, Illinois                   60143
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(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (630) 438-3000



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ITEM 9. REGULATION FD DISCLOSURE

     On September 23, 2002, Midas, Inc. announced the appointment of Gary B. Vonk as President, acting Chief Executive Officer, and a director, and the resignation of Wendel H. Province as an officer and director. Midas, Inc. also provided its outlook on the third quarter 2002 financial results. See Exhibits
99.1 and 99.2 filed herewith.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 23, 2002                        MIDAS, INC.


                                                By: /s/  WILLIAM M. GUZIK
                                                    ----------------------------
                                                    William M. Guzik
                                                    Chief Financial Officer